Business Combination, Significant Transaction and Sale of Business (Details) - Schedule of Estimated Fair Values of the Assets Acquired and Liabilities at the Date of Acquisition - Acquisition of A.A Engineering Ltd. [Member]
$ in Thousands
Dec. 31, 2021 USD ($)
Business Combination, Significant Transaction and Sale of Business (Details) - Schedule of Estimated Fair Values of the Assets Acquired and Liabilities at the Date of Acquisition [Line Items]
Net assets excluding cash acquired	$ 389
Other long-term assets	104
Intangible assets	1,139
Deferred taxes	(262)
Other long-term liabilities	(260)
Non-controlling interests	(527)
Goodwill	2,214
Total assets acquired net of acquired cash	$ 2,797